FORM OF
                                    APPENDIX I

Trust                          Series                                                                           Effective Date
Colonial Trust I               Colonial High Yield Securities Fund                                                     11/1/91
                               Colonial Income Fund                                                                     5/1/92
                               Colonial Strategic Income Fund                                                           5/1/92
                               Stein Roe Advisor Tax-Managed Growth Fund                                              12/30/96

Colonial Trust II              Colonial Intermediate U.S. Government Fund                                              2/14/92
                               Colonial Short Duration U.S. Government Fund                                            10/1/92
                               Newport Tiger Cub Fund                                                                   6/3/96
                               Newport Japan Opportunities Fund                                                         6/3/96
                               Newport Greater China Fund                                                              5/12/97

Colonial Trust III             Colonial Select Value Fund                                                              11/1/91
                               The Colonial Fund                                                                       2/14/92
                               Colonial Federal Securities Fund                                                        2/14/92
                               Colonial Global Equity Fund                                                             2/14/92
                               Colonial International Horizons Fund                                                    2/14/92
                               Colonial Strategic Balanced Fund                                                         9/1/94
                               The Crabbe Huson Special Fund                                                          10/  /98
                               Crabbe Huson Small Cap Fund                                                            10/  /98
                               Crabbe Huson Real Estate Investment Fund                                               10/  /98
                               Crabbe Huson Equity Fund                                                               10/  /98
                               Crabbe Huson Asset Allocation Fund                                                     10/  /98
                               Crabbe Huson Oregon Tax-Free Fund                                                      10/  /98
                               Crabbe Huson Income Fund                                                               10/  /98

Colonial Trust IV              Colonial High Yield Municipal Fund                                                       6/5/92
                               Colonial Intermediate Tax-Exempt Fund                                                  12/18/92
                               Colonial Tax-Exempt Fund                                                                11/1/91
                               Colonial Tax-Exempt Insured Fund                                                        11/1/91
                               Colonial Utilities Fund                                                                 2/14/92

Colonial Trust V               Colonial Massachusetts Tax-Exempt Fund                                                  11/1/91
                               Colonial Connecticut Tax-Exempt Fund                                                    11/1/91
                               Colonial California Tax-Exempt Fund                                                      8/3/92
                               Colonial Michigan Tax-Exempt Fund                                                        8/3/92
                               Colonial Minnesota Tax-Exempt Fund                                                       8/3/92
                               Colonial New York Tax-Exempt Fund                                                        8/3/92
                               Colonial North Carolina Tax-Exempt Fund                                                  8/6/93
                               Colonial Ohio Tax-Exempt Fund                                                            8/3/92
                               Colonial Florida Tax-Exempt Fund                                                        1/13/93

Colonial Trust VI              Colonial U.S. Stock Fund                                                                 7/1/92
                               Colonial Small Cap Value Fund                                                           11/2/92
                               Colonial Aggressive Growth Fund                                                         3/31/96
                               Colonial Equity Income Fund                                                             3/31/96
                               Colonial International Equity Fund                                                      3/31/96
                               Newport Asia Pacific Fund                                                                6/5/98

Colonial Trust VII             Newport Tiger Fund                                                                       5/1/95

By:
              Controller


By:
                 Senior Vice President
     Colonial Management Associates, Inc.

Dated: October        , 1998